September 15, 1999

                         DREYFUS BALANCED FUND, INC.

               Supplement to Prospectus Dated December 1, 1998


The following information replaces the first paragraph in the section of the Prospectus entitled "Description of the Fund -- Management Policies":


     The Fund is managed as a balanced fund and invests in equity and debt securities of domestic and foreign issuers. The proportion of the Fund's assets invested in each type of security will vary from time to time in accordance with The Dreyfus Corporation's assessment of economic conditions and investment opportunities. Under normal market conditions, equity investments will range from 40% to 75% of the Fund's portfolio, with a benchmark allocation of 60%. Fixed-income investments will range from 25% to 60%, with a benchmark allocation of 40%. Cash and cash equivalents are included in the fixed income investment category.

                                             222/________